UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 11, 2022 (May 11, 2022)

RANGE RESOURCES CORPORATION

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-12209	34-1312571
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 Throckmorton Street, Suite 1200 Fort Worth, Texas		76102
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (817) 870-2601

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	RRC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.07 Submission of Matters to a Vote of Security Holders

The Annual Meeting of Stockholders of the Company was held by telephone on Wednesday, May 11, 2022 at 8:00 a.m. Central Time. As of March 25, 2022, the record date for the Annual Meeting, there were 262,775,337 shares of common stock issued and outstanding. A quorum of 229,761,451 shares of common stock was present or represented at the meeting.

The matters submitted to a vote of security holders at the Annual Meeting were as follows:

1.
Stockholders elected each of the Company's seven nominees for director to serve a term of one year to expire at the 2023 Annual Meeting or until their successors are duly elected and qualified, as set forth below:

Name	Votes For	Votes Against	Abstentions	Broker Non-Votes
Brenda A. Cline	207,842,050	4,139,092	66,264	17,714,045
Margaret K. Dorman	211,332,524	648,166	66,716	17,714,045
James M. Funk	206,859,020	5,109,411	78,975	17,714,045
Steve D. Gray	211,262,875	713,173	71,358	17,714,045
Greg G Maxwell	210,208,016	1,769,207	70,183	17,714,045
Reginal W. Spiller	211,260,749	715,612	71,045	17,714,045
Jeffrey L. Ventura	211,167,524	639,214	240,668	17,714,045

2.
Stockholders approved, on an advisory basis, the compensation philosophy, policies and procedures of the Named Executive Officers, as set forth below:

Votes For	Votes Against	Abstentions	Broker Non-Votes
207,280,532	4,410,761	356,113	17,714,045

3.
Stockholders ratified the selection of Ernst & Young LLP as the Company's independent registered public accounting firm, as set forth below:

Votes For	Votes Against	Abstentions	Broker Non-Votes
228,651,955	935,810	173,686	0

4.
Stockholders approved an increase to the number of shares of common stock issuable under the Amended and Restated 2019 Equity-Based Compensation Plan, as set forth below:

Votes For	Votes Against	Abstentions	Broker Non-Votes
202,949,800	8,932,322	165,284	17,714,045

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RANGE RESOURCES CORPORATION

By:	/s/ Mark S. Scucchi
Mark S. Scucchi
Chief Financial Officer

Date: May 11, 2022